UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 26, 2022

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

Effective March 26, 2022, Home Bancorp, Inc. (the “Company”) completed its acquisition of Friendswood Capital Corporation. (“Friendswood Capital”) in accordance with the terms of the Agreement and Plan of Merger, dated as of December 15, 2021, by and between the Company and Friendswood Capital (the “Merger Agreement”). Immediately after closing and in accordance with the terms of the Merger Agreement, Texan Bank, N.A. (“Texan Bank”), which had been the wholly owned subsidiary of Friendswood Capital, was merged with and into Home Bank, N.A. (“Home Bank”), the Company’s wholly owned subsidiary, with Home Bank as the surviving institution. The Company acquired all of the outstanding shares of common stock of Friendswood Capital for aggregate cash consideration of approximately $66.6 million ($15.34 per Friendswood Capital common share). The preceding description is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference from Exhibit 2.1 to this Current Report on Form 8-K.

Item 8.01	Other Events

On March 28, 2022, the Company issued a press release announcing the completion of the acquisition of Friendswood Capital. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of December 15, 2022, between Home Bancorp, Inc. and Friendswood Capital Corporation (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Home Bancorp, Inc., dated as of December 15, 2021 and filed with the SEC on December 16, 2021 (SEC File No. 001-34190).

99.1	Press Release, dated March 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

March 28, 2022	By:	/s/ John W. Bordelon
John W. Bordelon
Chairman, President and CEO